                              GARTMORE MUTUAL FUNDS

 Gartmore Nationwide Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore
                             Worldwide Leaders Fund

                   Prospectus Supplement dated August 3, 2004
                        to Prospectus dated March 1, 2004


Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Beginning on June 29, 2004, each Fund will offer Institutional Class shares. Please see a further description below of who is eligible to purchase Institutional Class shares and the fees associated with Institutional Class shares.

Beginning on July 1, 2004, GARTMORE NATIONWIDE LEADERS FUND and GARTMORE WORLDWIDE LEADERS FUND will each lower its base management fee as described below. After July 1, 2005, the base management fee for each Fund may be adjusted, on a quarterly basis, upward or downward depending on that Fund's performance relative to its benchmark.


1. The following information regarding Institutional Class shares is added to the performance table for each Fund in the respective Fund Summaries of the Prospectus.

AVERAGE ANNUAL RETURNS
AS OF DECEMBER 31, 2003(1)                      ONE YEAR         SINCE INCEPTION
Institutional Shares - Before Taxes

Gartmore Nationwide Leaders Fund(5)             24.57%             8.41%(2)
Gartmore U.S. Growth Leaders Fund(5)            53.80%            -3.29%(3)
Gartmore Worldwide Leaders Fund(5)              36.75%            -8.89%(4)

------------
      (1)     These returns reflect performance after expenses are deducted.

      (2)     The Fund began operations on December 28, 2001.

      (3)     The Fund began operations on June 30, 2000.

      (4)     The Fund began operations on August 30, 2000.

      (5) These returns through December 31, 2003 were achieved prior to the creation of Institutional Class shares and include the performance of each Fund's Institutional Service Class shares. Excluding the effect of fee waivers and reimbursements, such prior performance is substantially similar to what each Fund's Institutional Class shares would have produced because each Fund's Institutional Class shares invest in the same portfolio of securities as Institutional Service Class shares. The performance for Institutional Class shares does not reflect the lower fees applicable to such class.

2. The following information regarding the Institutional Class shares replaces the information regarding "Redemption/Exchange Fee" in the "Shareholder Fees" section of the fee table for each Fund in the respective Fund Summaries in the Prospectus.

Shareholder Fees
(paid directly from your                                  Institutional Class
investment)
                                       --------------------------------------------------------------
                                             Gartmore          Gartmore U.S.                 Gartmore
                                           Nationwide         Growth Leaders                Worldwide
                                         Leaders Fund                   Fund             Leaders Fund
                                       --------------         --------------           --------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                               None                   None                    None

Maximum Deferred Sales
Charge (Load) imposed
on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)                         None                   None                    None

Redemption/
Exchange Fee (as
percentage of
amount redeemed
or exchanged)(1)                                2.00%                  2.00%                   2.00%

Fee applied to redemptions              30 days after          30 days after           90 days after
/exchanges within                         acquisition            acquisition             acquisition


   (1) This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares -- Excessive Trading" beginning on page 27 of the Prospectus.

3. The following information replaces the "Annual Fund Operating Expenses" section of the fee table and footnotes 7 and 8 and adds a new footnote 9 for Gartmore Nationwide Leaders Fund in the Fund Summary in the
      Prospectus:



                                                        Gartmore Nationwide Leaders Fund
                                -------------------------------------------------------------------------------
                                Class A    Class B    Class C      Class R       Institutional    Institutional
                                                                                 Service Class            Class
                                -------    -------    -------      -------       -------------    -------------
Annual Fund Operating
Expenses (deducted
from Fund assets)

Management Fee(8)                 0.80%      0.80%      0.80%        0.80%               0.80%            0.80%

Distribution and/or
Service (12b-1) Fees              0.25%      1.00%      1.00%        0.40%(7)             None             None

Other Expenses                    2.27%      2.27%      2.27%        2.47%               2.45%            2.27%

TOTAL ANNUAL FUND
OPERATING EXPENSES                3.32%      4.07%      4.07%        3.67%               3.25%            3.07%

Amount of Fee
Waiver/
Expense
Reimbursement                     1.87%      1.87%      1.87%        1.87%               1.87%            1.87%

TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(9)                1.45%      2.20%      2.20%        1.80%               1.38%            1.20%



    (7) "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

    (8) Effective July 1, 2004, the management fee will be lowered to the base fee described above. Beginning July 1, 2005, the base management fee may be adjusted upward or downward depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information see "Management" below.

    (9) GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, Rule 12b-1 fees, extraordinary expenses, short sale dividend expenses and administrative services fees) from exceeding 1.20% for all classes (except the Institutional Class) at least through February 28, 2005 and for Institutional Class shares at least through June 30, 2005. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.55% for Institutional Service Class shares before GMF would be required to further limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

4. The following information adds Institutional Class shares to the "Annual Fund Operating Expenses" section of the fee table for Gartmore U.S. Growth Leaders Fund in the Fund Summary in the Prospectus:


                                          Gartmore U.S. Growth Leaders Fund
                                          ---------------------------------
                                                           Institutional
                                                                   Class
                                                           -------------
Annual Fund Operating
Expenses (deducted
from Fund assets)
Management Fee(1)                                                  0.94%

Distribution and/or
Service (12b-1) Fees                                                None

Other Expenses                                                     1.21%

TOTAL ANNUAL FUND                                                  2.15%

OPERATING EXPENSES

Amount of Fee
Waiver/Expense
Reimbursement                                                      0.85%

TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(2)                                                 1.30%

    (1) The management fee stated above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index Fund. For more information see "Management" on page 17 of the Prospectus.

    (2) GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, Rule 12b-1 fees, extraordinary expenses, short sale dividend expenses and administrative services fees) from exceeding 1.30% for Institutional Class shares of the Fund at least through June 30, 2005. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

5. The following information replaces the "Annual Fund Operating Expenses" section of the fee table and footnotes 7 and 8 and adds a new footnote 9 for Gartmore Worldwide Leaders Fund in the Fund Summary in the Prospectus:

                         GARTMORE WORLDWIDE LEADERS FUND

                                   Class A      Class B       Class C      Class R      Institutional     Institutional
                                                                                        Service Class             Class
                                   -------      -------       -------      -------      -------------     -------------
Annual Fund Operating
Expenses (deducted
From Fund assets)

Management Fee(8)                    0.90%        0.90%         0.90%        0.90%              0.90%             0.90%
Distribution and/or
Service (12b-1) Fees                 0.25%        1.00%         1.00%        0.40%(7)           None              None

Other Expenses                       1.06%        1.03%         1.03%        1.23%              1.10%             1.03%
TOTAL ANNUAL FUND
OPERATING EXPENSES                   2.21%        2.93%         2.93%        2.53%              2.00%             1.93%
Amount of Fee
Waiver/
Expense
Reimbursement                        0.53%        0.53%         0.53%        0.53%              0.53%             0.53%
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(9)                   1.68%        2.40%         2.40%        2.00%              1.47%             1.40%


    (7) "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

    (8) Effective July 1, 2004, the management fee will be lowered to the base fee described above. Beginning July 1, 2005, the base management fee may be adjusted upward or downward depending upon the Fund's performance relative to its benchmark, the Morgan Stanley Capital International World Index. For more information see "Management" below.

    (9) GGAMT and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, Rule 12b-1 fees, extraordinary expenses, short sale dividend expenses and administrative services fees) from exceeding 1.40% for all classes (except the Institutional Class) at least through February 28, 2005 and for the Institutional Class shares at least through June 30, 2005. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waiver/Reimbursements) " could increase to 1.90% for Class A, 2.05% for Class R and 1.65% for Institutional Service Class shares before GGAMT would be required to further limit the Fund's expenses. The Trust is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years from the time the Fund commenced operations.


6. The following information replaces the "EXAMPLE" for each class of shares of Gartmore Nationwide Leaders Fund and Gartmore Worldwide Leaders Fund in the respective Fund Summaries in the Prospectus.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the imposition of the base management fee and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


GARTMORE NATIONWIDE LEADERS FUND                         1 year     3 years     5 years     10 years
--------------------------------                         ------     -------     -------     --------
Class A Shares*                                          $714       $1,373      $2,054      $3,860
Class B Shares                                           $723       $1,368      $2,128      $3,914
Class C Shares                                           $323       $1,068      $1,928      $4,150
Class R Shares                                           $183       $950        $1,739      $3,803
Institutional Class Shares                               $122       $772        $1,447      $3,252
Institutional Service Class Shares                       $140       $826        $1,535      $3,421


You would pay the following expenses on the same investment if you did not sell your shares.**

Class B shares                                           $223       $1,068      $1,928      $3,914
Class C shares                                           $223       $1,068      $1,928      $4,150


GARTMORE WORLDWIDE LEADERS FUND                          1 year     3 years     5 years     10 years
-------------------------------                          ------     -------     -------     --------
Class A Shares*                                          $736       $1,178      $1,646      $2,934
Class B Shares                                           $743       $1,157      $1,696      $2,964
Class C Shares                                           $343       $857        $1,496      $3,214
Class R Shares                                           $203       $737        $1,298      $2,826
Institutional Class Shares                               $143       $555        $993        $2,211
Institutional Service Class Shares                       $150       $577        $1,029      $2,285

You would pay the following expenses on the same investment if you did not sell your shares.**

Class B shares                                           $243       $857        $1,496      $2,964
Class C shares                                           $243       $857        $1,496      $3,214


*  Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

7. The following information is added to the "EXAMPLE" for the Institutional Class shares of Gartmore U.S. Growth Leaders Fund in the Fund Summary in the Prospectus.

Gartmore U.S. Growth Leaders Fund                        1 year     3 years     5 years     10 years
Institutional Class Shares*                              $132       $591        $1,076      $2,416

            *Expenses paid on the same investment in Institutional Class shares do not change whether or not you sell your shares.

8. The following information with respect to Gartmore Nationwide Leaders Fund is added to the "MANAGEMENT" section on page 17 of the Prospectus after the second paragraph.

Effective July 1, 2004, the management fee payable by Gartmore Nationwide Leaders Fund, expressed as a percentage of such Fund's average daily net assets and not taking into account any applicable waivers, has been lowered to the base fee set forth below in connection with the implementation of the performance based management fees. Beginning July 1, 2005, the base fee may be adjusted at various increments upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index.

                    0.80% on assets up to $500 million
                    0.70% on assets of $500 million and more
                       but less than $2 billion
                    0.65% on assets of $2 billion and more

Once a full year has passed after implementation of the new performance fees, the base management fees, as set forth above, will be adjusted each quarter, beginning at the end of the first quarter following such year, depending upon the Fund's investment performance for the 12 month period preceding the end of that quarter relative to the investment performance of the Fund's benchmark. The base fees are either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A shares to measure), by more or less than a maximum of 500 basis points ("bps") (100 bps equals 1.00%) over the preceding rolling 12 month period as follows:

+/- 100 bps                        2 bps
+/- 200 bps                        4 bps
+/- 300 bps                        6 bps
+/- 400 bps                        8 bps
+/- 500 bps or more                10 bps

The fee adjustments described above will be phased in over the first full quarter following the first full year of the implementation of this new performance fee so that the first performance fee payment or penalty, if any, will be made at the end of the fifteenth month thereafter. Thereafter, performance adjustments will be made quarterly.

The SAI contains more detailed information about any possible performance based adjustments. The following shows the maximum and minimum advisory fees:

                                         Minimum                     Base                    Maximum
Net Assets                            Advisory Fee               Advisory Fee             Advisory Fee
up to $500 million                        0.70%                     0.80%                     0.90%
$500 million - $2 billion                 0.60%                     0.70%                     0.80%
$2 billion +                              0.55%                     0.65%                     0.75%

9. The following information with respect to Gartmore Worldwide Leaders Fund is added to the "MANAGEMENT - INVESTMENT ADVISER - GARTMORE WORLDWIDE LEADERS FUND" section at the end of page 17 of the Prospectus:

Effective July 1, 2004, the base management fee payable by Gartmore Worldwide Leaders Fund, expressed as a percentage of such Fund's average daily net assets and not taking into account any applicable waivers, has been lowered to the base fee set forth below in connection with the implementation of performance based management fees. Beginning July 1, 2005, such Fund's base management fee may be adjusted at various increments upward or downward depending on that Fund's performance relative to its benchmark, the Morgan Stanley Capital International World Index ("MSCI World Index"). The performance fee is discussed further below.

                     0.90% on assets up to $500 million
                     0.85% on assets of $500 million
                        and more but less than $2 billion
                     0.80% on assets of $2 billion and more

10. The following information with respect to Gartmore Worldwide Leaders Fund is added to the "MANAGEMENT - SUBADVISER - GARTMORE WORLDWIDE LEADERS FUND" section after the end of the third paragraph on page 18 of the
      Prospectus:

Effective July 1, 2004, the base subadvisory fee payable by GGAMT to GGP, expressed as a percentage of such Fund's average daily net assets and not taking into account any applicable waivers, has been lowered to the base fee set forth below in connection with the implementation of performance based management fees. Beginning July 1, 2005, such Fund's base subadvisory fee may be adjusted at various increments upward or downward depending on that Fund's performance relative to its benchmark, the MSCI World Index. The performance fee is discussed further below.

                     0.45% on assets up to $500 million
                     0.425% on assets of $500 million
                         and more but less than $2 billion
                     0.40% on assets of $2 billion and more

PERFORMANCE FEES

      Gartmore Worldwide Leaders Fund pays GGAMT a base management fee, and GGAMT pays GGP a base subadvisory fee, each of which may be adjusted at various increments upward or downward depending on the Fund's performance relative to its benchmark, the MSCI World Index.

      Once a full year has passed after implementation of the new performance fees, the base management and subadvisory fees, as set forth above, will be adjusted each quarter, beginning at the end of the first quarter following such year, depending upon the Fund's investment performance for the 12 month period preceding the end of that quarter relative to the investment performance of the Fund's benchmark. The base fees are either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A shares to measure), by more or less than a maximum of 500 basis points ("bps") (100 bps equals 1.00%) over the preceding rolling 12 month period as follows:

      +/- 100 bps                        2 bps
      +/- 200 bps                        4 bps
      +/- 300 bps                        6 bps
      +/- 400 bps                        8 bps
      +/- 500 bps or more                10 bps

The fee adjustments described above will be phased in over the first full quarter following the first full year of the implementation of the Fund's new performance fee so that the first performance fee payment or penalty, if any, will be made at the end of the fifteenth month thereafter. Thereafter, performance adjustments will be made quarterly.

The SAI contains more detailed information about any possible performance based adjustments. The following shows the maximum and minimum advisory and subadvisory fees:

                                     Minimum Management/    Base Management/    Maximum Management/
Net                                          Subadvisory         Subadvisory            Subadvisory
Assets                                               Fee                 Fee                    Fee
Gartmore Worldwide Leaders Fund
up to $500 million                           0.80%/0.35%         0.90%/0.45%            1.00%/0.55%
$500 million - $2 billion                   0.75%/0.325%        0.85%/0.425%           0.95%/0.525%
$2 billion +                                 0.70%/0.30%         0.80%/0.40%            0.90%/0.50%

11. The following new information with respect to Institutional Class shares is included in the "BUYING, SELLING AND EXCHANGING FUND SHARES" section of the Prospectus:

CHOOSING A SHARE CLASS

Institutional Class shares are available to a limited group of investors and are not offered by all Funds. There are no sales charges on Institutional Class shares. For investors who are eligible to purchase Institutional Class shares, the purchase of such shares will be preferable to purchasing the other classes of shares of the Funds. If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

      - funds of funds offered by the Distributor or other affiliates of the Trust

      - retirement plans if no third party administrator for the plan receives compensation from the Funds

      - institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

      - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

      - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

      - high net-worth individuals who invest directly with a Fund and who do not utilize a broker, investment adviser or other financial intermediary

Eligible entities wishing to purchase or sell Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases and sales.

MINIMUM INVESTMENTS - INSTITUTIONAL CLASS SHARES:

           To Open an account
           (per Fund)                                       $1,000,000
           -------------------                              ----------
           Additional Investments                           None


12. The last paragraph under "Purchase Price" on page 21 of the Prospectus is replaced in its entirety by the following:

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Beginning July 1, 2004, the Funds, to the extent that they hold foreign equity securities, will also begin to value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time a Fund's NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Funds' NAV is calculated, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Fund. When a Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

13. The following information replaces the first two paragraphs and the chart under "Exchange Fees" section on page 27 of the Prospectus:

EXCHANGE FEES

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:


Fund                                               Exchange Fee         Minimum Holding
                                                                        Period (days)
----                                               ------------         ---------------
Gartmore China Opportunities Fund                  2.00%                90
Gartmore Emerging Markets Fund                     2.00%                90
Gartmore Focus Fund                                2.00%                30
Gartmore Global Financial Services Fund            2.00%                90
Gartmore Global Health Sciences Fund               2.00%                90
Gartmore Global Natural Resources Fund             2.00%                90
Gartmore Global Technology and
Communications Fund                                2.00%                90
Gartmore Global Utilities Fund                     2.00%                90
Gartmore International Growth Fund                 2.00%                90
Gartmore U.S. Growth Leaders Long-Short Fund       2.00%                90
Gartmore Nationwide Leaders Fund                   2.00%                30
Gartmore Growth Fund                               2.00%                30
Gartmore Nationwide Fund                           2.00%                30
Gartmore U.S. Growth Leaders Fund                  2.00%                30
Gartmore Worldwide Leaders Fund                    2.00%                90
Gartmore Small Cap Growth                          2.00%                90
Gartmore Micro Cap Equity Fund                     2.00%                90
Gartmore Mid Cap Growth Fund                       2.00%                90
Gartmore Millennium Growth Fund                    2.00%                90
Gartmore Large Cap Value Fund                      2.00%                30
Gartmore Small Cap Fund                            2.00%                90
Gartmore Value Opportunities Fund                  2.00%                90
Gartmore High Yield Bond Fund                      2.00%                5
Gartmore Bond Fund                                 2.00%                5
Gartmore Tax-Free Fund                             2.00%                5
Gartmore Government Bond Fund                      2.00%                5
Gartmore S&P 500 Index Fund                        2.00%                5
Gartmore Mid Cap Market Index Fund                 2.00%                5
Gartmore Small Cap Index Fund                      2.00%                5
Gartmore Bond Index Fund                           2.00%                5
Gartmore Convertible Fund*                         2.00%                5

* Effective October 1, 2004.


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
The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.


14. The following information should be added as an exception to the section entitled "Exceptions to the Redemption/Exchange Fee" on page 28 of the
      Prospectus:

      - Shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.


                                       13